Trade and other payables	12 Months Ended
Dec. 31, 2022
Trade and other payables
Trade and other payables

20 Trade and other payables

	2022	2021	2020
	$m	$m	$m
Current liabilities
Trade payables	2,550	2,824	2,350
Value-added and payroll taxes and social security	468	463	390
Rebates, chargebacks, returns and other revenue accruals	6,078	5,298	4,772
Clinical trial accruals	1,417	1,047	699
Other accruals	5,551	5,649	3,905
Collaboration Revenue contract liabilities	12	12	12
Vaccine contract liabilities	169	1,003	1,616
Deferred government grant income	1	67	253
Contingent consideration	757	849	647
Acerta Pharma share purchase liability (Note 26)	867	920	–
Other payables	1,170	806	1,141
Total	19,040	18,938	15,785
Non-current liabilities
Accruals	37	25	56
Collaboration Revenue contract liabilities	14	26	38
Contingent consideration	1,465	2,016	2,676
Acerta Pharma share purchase liability (Note 26)	779	1,538	2,297
Other payables	1,975	1,328	1,017
Total	4,270	4,933	6,084

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $87m (2021: $99m; 2020: $77m). The revenue recognised in the year for contract liabilities is $86m, comprising $74m relating to other revenue accruals and $12m Collaboration Revenue contract liabilities. The major markets with Rebates, chargebacks, returns and other revenue accruals are the US where the liability at 31 December 2022 amounted to $3,961m (2021: $3,172m; 2020: $3,126m), of which Rare Disease comprises $139m (2021: $127m), and China where the liability at 31 December 2022 amounted to $579m (2021: $814m; 2020: $740m).

Trade payables includes $67m (2021: $44m; 2020: $248m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the relationship bank rather than being paid in line with the agreed payment terms. If the option is taken, the Group’s liability is assigned by the supplier to be due to the relationship bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2022, the payables met the criteria of Trade payables. The supply chain financing programme operates in the US, UK, Sweden and Germany, and as at 31 December 2022, the programme had 420 suppliers enrolled across these countries.

Vaccine contract liabilities relate to amounts received from customers, primarily government bodies, in advance of supply of product. Substantially all of the Vaccine contract liabilities are expected to be recognised as revenue during the next financial year. The revenue recognised in the year related to Vaccine contract liabilities held at the beginning of the year was $686m.

Deferred government grant income relates to government grants received or receivable but for which the related expenses have not been incurred.

Included within current Other payables are liabilities to Daiichi Sankyo totalling $100m (2021: $nil; 2020: $146m) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019 and $nil (2021: $324m; 2020: $324m) in relation to DS-1062 entered into in July 2020. Additionally, included within non-current Other payables are liabilities totalling $1,125m (2021: $100m; 2020: $100m) as a result of the Enhertu collaboration agreement and $nil (2021: $nil; 2020: $323m) as a result of the DS-1062 collaboration agreement.

In November 2020, Calquence received marketing approval in the EU, which removed all remaining conditionality in respect of the Acerta Pharma put and call options regarding the non-controlling interest; the option was exercised in April 2021 (see Note 26). In October 2019, an amendment to the share purchase and option agreement (SPOA) with the sellers of Acerta Pharma (originally entered into in December 2015) came into effect, changing certain terms of the SPOA on both the timing and also reducing the maximum consideration that would be required to be made to acquire the remaining outstanding shares of Acerta Pharma if the options were exercised. The payments will be made in similar annual instalments in 2022 through to 2024, with the first payment of $920m made in 2022. The changes to the terms are reflected in the assumptions used to calculate the amortised cost of the liability as at 31 December 2022 of $1,646m (2021: $2,458m; 2020: $2,297m). Interest arising from amortising the liability is included within Finance Expense (see Note 3). The associated cash flows are disclosed as financing activities within the Consolidated Statement of Cash Flows.

With the exception of Contingent consideration payables of $2,222m (2021: $2,865m; 2020: $3,323m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2022	2021	2020
	$m	$m	$m
At 1 January	2,865	3,323	4,139
Settlements	(772)	(643)	(822)
Disposals[1]	(121)	–	–
Revaluations	82	14	(272)
Reclassification to Other payables	–	(55)	–
Discount unwind (Note 3)	168	226	278
At 31 December	2,222	2,865	3,323

[1]

On 4 January 2022, AstraZeneca completed the sale of the global rights to Tudorza and Duaklir to Covis Pharma GmbH. The divestment resulted in the remaining outstanding Contingent consideration payable of $121m related to these assets being extinguished on the basis that AstraZeneca is no longer obliged to make such payments to Almirall.

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative expense and include an increase of $182m in 2022 (2021: an increase of $42m; 2020: a decrease of $51m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 3% to 9%. The most significant Contingent consideration balance is the Global Diabetes Alliance which is discounted at 8% and is reviewed against comparable benchmarks on a regular basis.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $2,124m (2021: $2,544m; 2020: $2,932m) would increase/decrease by $212m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding Contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	180
Amplimmune	2013	Milestones	150
Almirall[1]	2014	Milestones and royalties	345

1	These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.